UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2011

Gulf Island Fabrication, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-34279	72-1147390
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

567 Thompson Road Houma, Louisiana	70363
(Address of principal executive offices)	(Zip Code)

(985) 872-2100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry Into a Material Definitive Agreement.

Effective May 31, 2011, Gulf Island Fabrication, Inc., as borrower, Whitney National Bank and JPMorgan Chase Bank, N.A., as lenders, and the guarantors specified therein, entered into the Tenth Amendment to Ninth Amended and Restated Credit Agreement (as  amended, the  "Credit Facility").  The amendment extends the term of the Credit Facility from December 31, 2012 to December 31, 2013. The foregoing summary is qualified by the full text of the amendment, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

      (d)     Exhibits.

The following exhibit is filed herewith:

Exhibit No.       Description

10.1                   Tenth Amendment to Ninth Amended and Restated Credit Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF ISLAND FABRICATION, INC.

		By:	/s/ Robin A. Seibert
Robin A. Seibert
Vice President – Finance,
Chief Financial Officer
and Treasurer

Dated:	June 3, 2011